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Exhibit 99.1

[ACTEL LOGO]                                       [GATEFIELD LOGO]


COMPANY CONTACTS:
Hank Perret (Reader Contact)                       Jim Boyd (Reader Contact)
Don Davis (Media Contact)                          Peter Feist (Media Contact)
Actel Corporation                                  GateField Corporation
(408) 739-1010                                     (510)-249-5757
don.davis@actel.com                                peterf@gatefield.com
http://www.actel.com                               http://www.gatefield.com


FOR IMMEDIATE RELEASE

             ACTEL PROVIDES GATEFIELD WITH $8 MILLION IN NEW FUNDING

  With the Purchase of GateField's Convertible Note, Actel Corporation Raises
                  Its Stake in Flash ProASIC-TM- FPGA Partner

FREMONT, CALIF., AND SUNNYVALE, CALIF., MAY 25, 1999 - Actel Corporation (Nasdaq: ACTL) of Sunnyvale, Calif. and GateField Corporation (OTCBB: GATE) of Fremont, Calif. jointly announced today that Actel has provided GateField with $8 million of capital in exchange for a promissory note that is convertible into 420,000 shares of Series "C-1" preferred stock of GateField. The $8 million note carries an annual interest rate of 5.22%, is secured by all of GateField's assets, and is convertible at Actel's option any time during the five-year term. Upon issuance, the Series "C-1" preferred stock would be convertible into 12,307,692 shares of GateField common stock at $0.65 per share.

"GateField's Flash-based ProASIC products provide a unique and exciting programmable solution for a large and growing segment of the logic market," said John East, president and CEO of Actel. "Actel believes there is tremendous potential for growth of Flash-based reprogrammable devices and is delighted to now be even more closely associated with GateField and this technology."

"We expect that ProASIC technology will make a real impact in the programmable logic market," said Tim Saxe, president and CEO of GateField. "Actel's increased investment is further proof of their commitment to our product technology and demonstrates our excellent working relationship and the value of our partnership."


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Actel is the leading manufacturer of FPGA integrated circuits using antifuse technology. GateField is the developer of ProASIC products, the first FPGAs based on embedded Flash technology. As part of an earlier agreement with GateField, Actel became the exclusive sales and marketing partner for future GateField standard ProASIC products, including 0.25-micron Flash ProASIC FPGAs, which the companies plan to introduce later this year.

SAFE HARBOR STATEMENT
THIS NEWS RELEASE CONTAINS "FORWARD LOOKING STATEMENTS," WHICH ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. "FORWARD-LOOKING STATEMENTS" DESCRIBE FUTURE EXPECTATIONS, PLANS, RESULTS, OR STRATEGIES, AND ARE GENERALLY PRECEDED BY WORDS SUCH AS "FUTURE" OR "FORWARD-LOOKING," "PLAN" OR "PLANNED," "WILL" OR "SHOULD," "ANTICIPATES," "EXPECTS," OR "PROJECTED." INVESTORS ARE CAUTIONED THAT SUCH STATEMENTS ARE SUBJECT TO A MULTITUDE OF RISKS AND UNCERTAINTIES THAT COULD CAUSE FUTURE CIRCUMSTANCES, EVENTS, OR RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS, INCLUDING THE RISKS THAT PROASIC 0.25-MICRON FLASH FPGA DEVICES WILL NOT BE COMMERCIALIZED AS SOON AS CURRENTLY ANTICIPATED OR AT ALL, OR THAT SUCH DEVICES WILL ACHIEVE MARKET ACCEPTANCE. FOR A DISCUSSION OF OTHER FACTORS THAT COULD AFFECT THE ACCURACY OF THE FORWARD-LOOKING STATEMENTS, PLEASE SEE "RISK FACTORS" IN ACTEL'S AND GATEFIELD'S MOST RECENT FORMS 10-K AND 10-Q, WHICH WILL BE PROVIDED FREE OF CHARGE UPON REQUEST. THESE FACTORS SHOULD BE CONSIDERED IN EVALUATING THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN, AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS. THE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE HEREOF, AND ACTEL AND GATEFIELD UNDERTAKE NO OBLIGATION TO UPDATE SUCH STATEMENTS.

ABOUT ACTEL
Actel is dedicated to becoming the field programmable gate array (FPGA) provider of choice. The company's FPGAs are used by manufacturers of communications, computer, consumer, industrial control, military/aerospace and other electronic systems to bring complex, high-density digital designs rapidly to market. Actel, the world's leading supplier of FPGAs based on antifuse technology, is readying new FPGA families based on Flash and SRAM technologies. The company is traded on the Nasdaq National Market under the symbol ACTL and is located at 955 East Arques Avenue, Sunnyvale, California, 94086-4533. Telephone: (888) 99-ACTEL (992-2835). Internet:
http://www.actel.com

ABOUT GATEFIELD
GateField Corporation developed the revolutionary, patented Flash-based re-programmable gate array technology and architecture upon which its ProASIC family of high gate count, non-volatile, re-programmable products are built. The company is located at 47100 Bayside Parkway, Fremont, CA 94538-9942. The company can be reached by phone at 800-818-5052 or 510-249-5757, or on the Internet at http://www.gatefield.com.

                                      # # #

Editor's Note: The Actel name and logo are registered trademarks of Actel Corporation. The GateField and ProASIC names and logos are trademarks of GateField Corporation. All other trademarks and servicemarks are the property of their respective owners.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GATEFIELD CORPORATION




                                         /s/ Timothy Saxe
                                         -------------------------------------
                                         Timothy Saxe
                                         President and Chief Operating Officer


                                         /s/ James Boyd
                                         -------------------------------------
                                         James Boyd
                                         Chief Accounting Officer


Dated:  May 28, 1998